SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ________________________



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: August 2, 1999



                      DELAWARE FIRST FINANCIAL CORPORATION
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


                     Delaware               52-2063973
     ----------------------------- ---------------------------------
     (State or other jurisdiction) (IRS Employer Identification No.)

            000-25499
     ------------------------
     (Commission File Number)



      400 Delaware Avenue, Wilmington, Delaware             19801
      -----------------------------------------           ----------
      (Address of Principal Executive Offices)            (Zip Code)

                                 (302) 421-9090
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              (Registrant's Telephone Number, Including Area Code)


                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)








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Item 5.   Other Events

     August 2, 1999. Delaware First Financial Corporation was merged into Delaware First Bank, FSB, and Delaware First Bank, FSB, was merged into Crown Bank, F.S.B. as of the close of business July 30, 1999. The merger was conducted in accordance with the terms and conditions contained in the Amended and Restated Merger Agreement dated February 17, 1999. Shareholders of Delaware First Financial Corporation should receive instructions and letters of transmittal from Crown Bank, F.S.B., within the next several days explaining the procedure for submitting their shares to Crown Bank to exchange for the merger consideration. Crown Bank intends to operate in Delaware as Crown Bank, F.S.B., d/b/a/ Delaware First Bank.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  August 2, 1999                      /s/ Herbert D. Haughton
                                               -----------------------
                                               Herbert D. Haughton
                                      Counsel to Crown Bank, F.S.B.
                                      Successor to Delaware First Bank,
                                      Successor to Delaware First Financial
                                      Corporation